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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                  FORM 8-K/A



                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 9, 1997

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                                CONSILIUM, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                                0-17754                     94-2523965
(State or other jurisdiction of          (Commission File Number)           (I.R.S. Employer
incorporation or  organization)                                            Identification No.)

  485 CLYDE AVENUE, MOUNTAIN VIEW, CA                               94043
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (415) 961-6100 (Former name, former address and former fiscal year, if changed since last report)


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     This report consists of 3 pages.
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     The registrant hereby amends Item 7 to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) To be filed by amendment on or before October 15, 1997.

     (b) The registrant has not yet determined whether the filing of pro forma financial statements may be required pursuant to Article II of Registration S-X. The registrant intends to file all required pro forma financial information on or before October 15, 1997.

     (c) The following exhibit is attached hereto and filed herewith and shall be deemed to be the Exhibit Index:



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
    Exhibit No.                      Description
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
       2.1 *Asset Purchase Agreement dated July 31, 1997 by and among the registrant, FAST Associates Pte., Ltd. and Ng Boon Thiong.
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*Subject to a request for confidential treatment.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 9, 1997               CONSILIUM, INC.



                                       By: /s/ Clifton Wong
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                                          Clifton Wong, Vice-President, Finance
                                          and Chief Financial Officer


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